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                                                                    EXHIBIT 10.1

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Comerica Bank


May 10, 2006


Shannon Walker
President
Liberty Premium Finance
12641 166th St. Cerritos, CA  90703

RE:      Liberty Premium Finance ("Borrower")
         Obligor Number #4629454937

Dear Ms. Walker:

Comerica Bank (the "Bank") has approved the extension of the maturity date of the above referenced credit facility as evidenced by that certain note/agreement, dated May 07, 2004 (as such may be amended, restated, modified, supplemented or revised from time to time, the "Agreement") from May 14, 2006 to June 14, 2006. Upon your execution of a counterpart of this letter, the maturity date shall be so amended.

The Agreement, as modified and amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this modification and amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

By execution of a counterpart of this letter, Borrower further represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date hereof, and that no event of default has occurred and is continuing under the Agreement or any other document, instrument or agreement entered into in connection therewith.



Sincerely,
Comerica Bank

By:  /s/ Jennifer Seto
     ------------------------
     Jennifer Seto
     Vice President


Acknowledged and accepted on 5/11/06.


LIBERTY PREMIUM FINANCE


By:  /s/ Shannon Walker                             By: /s/ Susan Scurti
     --------------------                               ----------------
     Shannon Walker                                     Susan Scurti
     President                                          Vice President